Exhibit 10.3
Execution Version
THIRD AMENDMENT TO
LETTER OF CREDIT FACILITY AGREEMENT
     THIS THIRD AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT (this “Amendment”), is made and entered into as of June 5, 2008, by and among BRISTOW GROUP INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions and lenders from time to time party hereto (the “Lenders”), SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as issuing bank (the “Issuing Bank”) and as Syndication Agent (the “Syndication Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent (the “Documentation Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Letter of Credit Facility Agreement, dated as of August 3, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and
     WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;
     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:
          1. Amendments.
               Section 7.1(f) of the Agreement is hereby amended by replacing “$375,000,000” with “$625,000,000”.
          2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), and (ii) executed counterparts to this Amendment from the Borrower, each of the Guarantors and the Lenders.

          3. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent:
               Each Loan Party (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect;
               The execution, delivery and performance by each Loan Party of this Amendment (i) are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action, (ii) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (iii) will not violate any Requirements of Law applicable to Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iv) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries and (v) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents;
               This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and
               After giving effect to this Amendment, the representations and warranties contained in the Agreement and the other Loan Documents are true and correct in all material respects, except to the extent limited to a prior date, and no Default or Event of Default has occurred and is continuing as of the date hereof.
          4. Reaffirmations and Acknowledgments.
               Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratifies and confirms the terms of the Subsidiary Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Subsidiary Guaranty Agreement (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Subsidiary Guaranty Agreement.
               Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Administrative Agent and the Lenders under the Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Agreement and the other Loan Documents.
          5. Effect of Amendment. Except as set forth expressly herein, all terms of the Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Agreement, nor constitute a waiver of any provision of the Agreement. This Amendment shall constitute a Loan Document for all purposes of the Agreement.
          6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.
          7. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Agreement or an accord and satisfaction in regard thereto.
          8. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.
          9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.
          10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.
          11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
[Signature Pages To Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Guarantors, by their respective authorized officers as of the day and year first above written.

BORROWER: BRISTOW GROUP INC.
By:	/s/ Joseph A. Baj
	Name:	Joseph A. Baj
	Title:	Vice President

GUARANTORS: AIR LOGISTICS, L.L.C.
By:	/s/ Randall A. Stafford
	Name:	Randall A. Stafford
	Title:	Manager

AIR LOGISTICS OF ALASKA, INC.
By:	/s/ Joseph A. Baj
	Name:	Joseph A. Baj
	Title:	Vice President

AIRLOG INTERNATIONAL, LTD.
By:	/s/ Joseph A. Baj
	Name:	Joseph A. Baj
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT]

LENDERS: SUNTRUST BANK as Administrative Agent and as a Lender
By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Yann Pirio

[SIGNATURE PAGE TO THIRD AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT]

JP MORGAN CHASE BANK, NATIONAL ASSOCIATION, as Issuing Bank, as Syndication Agent and as a Lender
By:	/s/ Thomas E. Okamoto
	Name:	Thomas E. Okamoto
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION as Documentation Agent and as a Lender
By:	/s/ Michael W. Nygren
	Name:	Michael W. Nygren
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT]

WHITNEY NATIONAL BANK, as a Lender
By:	/s/ William A. Hendrix
	Name:	William A. Hendrix
	Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT]

BANK OF AMERICA, N.A., as a Lender
By:	Gary L. Mingle
	Name:	Gary L. Mingle
	Title:	Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT]